UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 North Euclid Avenue
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

(626) 578-0777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 7.01. Regulation FD Disclosure.

On July 29, 2020, Alexandria Real Estate Equities, Inc. (the “Company”) issued a press release announcing that it has commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding 3.900% Notes due 2023 (the “Notes”). The complete terms and conditions of the Tender Offer are set forth in an offer to purchase and notice of guaranteed delivery (collectively, the “Tender Offer Documents”) that will be sent to registered holders of the Notes and be posted online at www.gbsc-usa.com/ARE. The Tender Offer will expire at 5:00 p.m., New York City time, on August 4, 2020 unless extended or earlier terminated (the “Expiration Time”).

The consideration for each $1,000 principal amount of Notes validly tendered and not validly withdrawn and accepted for purchase pursuant to the Tender Offer will be determined in the manner described in the Tender Offer Documents by reference to the fixed spread plus the yield based on the bid-side price of the U.S. Treasury Reference Security at 2:00 p.m., New York City time, on August 4, 2020, unless extended.

Holders will also receive accrued and unpaid interest on the Notes validly tendered and accepted for purchase from the last interest payment date up to, but not including, the date the Company initially makes payment for such Notes, which date is anticipated to be August 5, 2020 (the “Settlement Date”). Notes tendered by notice of guaranteed delivery and accepted for purchase will be purchased on the third business day after the Expiration Time, but payment of accrued interest on such Notes will only be made to, but not including, the Settlement Date.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 and the information contained once accessible through the website indicated above) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the company or the operating partnership under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These statements include words such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “goals,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of these words or similar words. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, timing and consummation of the purchase of Notes; risks and uncertainties related to market conditions and satisfaction of customary closing conditions related to the purchase of Notes, and the factors described in the Tender Offer Documents and in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q. The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 29, 2020
104.1	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: July 29, 2020

Alexandria Real Estate Equities, Inc.

By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Co-President and Chief Financial Officer